Great Pee Dee Bancorp, Inc.
                                515 Market Street
                          Cheraw, South Carolina 29520
                                 (843) 537-7656



                               September 16, 2003


Dear Stockholder:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Great Pee Dee Bancorp, Inc. (the "Company"), which will be held at the Matheson Memorial Library, 227 Huger Street, Cheraw, South Carolina at 2:00 p.m. (South Carolina time) on Wednesday, October 15, 2003.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company and Sentry Bank and Trust (the "Bank"), the wholly owned subsidiary of the Company. Directors and officers of the Company and the Bank will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of two directors, the approval of the Great Pee Dee Bancorp, Inc. 2003 Long-Term Incentive Stock Benefit Plan and the ratification of the appointment of independent auditors for the fiscal year ending June 30, 2004. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                         Sincerely,

                                         /s/ Herbert W. Watts

                                         Herbert W. Watts
                                         President and Chief Executive Officer

                           Great Pee Dee Bancorp, Inc.
                                515 Market Street
                          Cheraw, South Carolina 29520
                                 (843) 537-7656

                                    NOTICE OF
                       2003 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On October 15, 2003

         Notice is hereby given that the Annual Meeting of Stockholders of Great Pee Dee Bancorp, Inc. (the "Company") will be held at the Matheson Memorial Library, 227 Huger Street, Cheraw, South Carolina, on Wednesday, October 15, 2003 at 2:00 p.m., South Carolina time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors;

     2. The approval of the Great Pee Dee Bancorp, Inc. 2003 Long-Term Incentive Stock Benefit Plan;

     3. The ratification of Dixon Odom PLLC as independent auditors for the fiscal year ending June 30, 2004; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 5, 2003, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Sentry Bank & Trust, 515 Market Street, Cheraw, South Carolina for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

                                    By Order of the Board of Directors

                                    /s/ Johnnie L. Craft

                                    Johnnie L. Craft
                                    Secretary
Cheraw, South Carolina
September 16, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                           Great Pee Dee Bancorp, Inc.
                                515 Market Street
                          Cheraw, South Carolina 29520
                                 (843) 537-7656

                      -------------------------------------
                                 PROXY STATEMENT
                      -------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 15, 2003
                      -------------------------------------

                       SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Great Pee Dee Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Matheson Memorial Library, 227 Huger Street, Cheraw, South Carolina, on Wednesday, October 15, 2003, at 2:00 p.m., South Carolina time, and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 17, 2003.

         Regardless of the number of shares of Common Stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of the nominees for director named in this Proxy Statement, "FOR" the approval of the Great Pee Dee Bancorp, Inc. 2003 Long-Term Incentive Stock Benefit Plan and "FOR" the ratification of Dixon Odom PLLC as independent auditors for the fiscal year ending June 30, 2004.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.

         Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of the Company, Johnnie L. Craft, at the address of the Company shown on the cover page of this Proxy Statement, or by delivering to the Company a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke the proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your own name, however, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail and telephone by the Company's Directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

         Holders of record of the Company's common stock, par value $0.01 per share (the "Common Stock") as of the close of business on September 5, 2003 (the "Record Date") are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 1,767,755 shares of Common Stock issued and outstanding (excluding treasury shares). The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the two nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

         As to the approval of the Company's 2003 Long-Term Incentive Stock Benefit Plan, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR,"
(ii) vote "AGAINST," or (iii) vote to

"ABSTAIN" from voting on such matter. The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required for approval by the stockholders. Broker non-votes and shares as to which the "ABSTAIN" box has been selected will not be counted as votes cast and will have no effect on the vote on the matter presented.

         As to the ratification of the appointment of independent auditors, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR," (ii) vote
"AGAINST," or (iii) vote to "ABSTAIN" from voting on such matter. The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to constitute ratification by the stockholders. Broker non-votes and shares as to which the "ABSTAIN" box has been selected will not be counted as votes cast and will have no effect on the vote on the matter presented.

         Proxies solicited hereby will be returned to the Company, and will be tabulated by an inspector of election designated by the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Company and with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding each person known to be the beneficial owner of more than 5% of the Company's outstanding shares of Common Stock on the Record Date.

                                                       Amount of Shares
                                                       Owned and Nature       Percent of Shares
         Name and Address of                             of Beneficial         of Common Stock
          Beneficial Owner                                 Ownership             Outstanding
          ----------------                                 ---------             -----------
The Great Pee Dee Bancorp, Inc.                            186,051(1)               10.5%
  Employee Stock Ownership Plan and Trust
515 Market Street
Cheraw, South Carolina 29520

First Citizens Bancorporation of South Carolina, Inc.      119,000(2)                6.7%
1230 Main Street
Columbia, South Carolina 29201

Herbert W. Watts                                           123,263(3)                6.8%
515 Market Street
Cheraw, South Carolina 29520

--------------------------------
(1) Under The Great Pee Dee Bancorp, Inc. Employee Stock Ownership Plan and Trust (the "ESOP"), shares allocated to participants' accounts are voted in accordance with the participants' directions. Unallocated shares held by the ESOP are voted by the Trustees in the manner calculated to most accurately reflect the instructions they have received from the participants regarding the allocated shares. As of the Record Date, 62,128 shares of Common Stock have been allocated to the accounts of employees under the ESOP. The Trustees of the ESOP are the Outside Directors of the Company.

                     (Footnotes continued on following page)

(2)  Based on a Schedule 13D filed November 12, 1998.

(3)  Includes  53,767  shares  that  may  be  acquired   pursuant  to  presently
     exercisable  options,  which  are  deemed to be  beneficially  owned by Mr.
     Watts.

                        PROPOSAL 1--ELECTION OF DIRECTORS

         Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting, each to serve for a three-year period and until a successor has been elected and qualified. The Board of Directors has nominated William R. Butler and H. Malloy Evans, Jr. to serve as directors, each of whom currently serves as a member of the Board of Directors.

         The table below sets forth certain information regarding the Company's Board of Directors and nominees. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected.

                                                                          Term to          Shares of
                                      Positions                      Expire Following    Common Stock
                                     Held in the                        Fiscal Year      Beneficially
                                   Company and/or         Director        Ending           Owned on        Percent
       Name           Age(1)          the Bank            Since(2)       June 30         Record Date(3)    Of Class
       -----          ------          --------            --------       -------         --------------    --------
                                    NOMINEES

William R. Butler       54            Director              1992           2006           77,012(4)(5)(6)     4.3%
H. Malloy Evans, Jr.    61            Director              2000           2006           29,485(5)(7)        1.1

                         DIRECTORS CONTINUING IN OFFICE

Henry P. Duvall, IV     72            Director              1964           2004           36,287(5)(8)        2.0
John S. Long            49       President and Chief        1998           2004           58,964(9)(10)       3.1
                              Operating Officer of the
                                  Bank and Director
Robert M. Bennett, Jr.  49            Director              2001           2004           36,598(5)(11)       1.5
Herbert W. Watts        59      President and Chief         1977           2005          123,263(12)(13)      6.8
                                  Executive Officer
                                   of the Company
                                    and Director
James C. Crawford, III  47            Chairman              1992           2005           54,349(5)(14)       3.1
Cornelius B. Young      70            Director              1985           2005           69,312(5)(6)(15)    3.9

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

John M. Digby           57      Senior Vice President        n/a            n/a               --               --
                                 and Chief Financial
                                 Officer of the Bank
Michael O. Blakeley     57      Senior Vice President        n/a            n/a           16,258(16)            *
                                     of the Bank
Johnnie L. Craft        60     Secretary and Treasurer       n/a            n/a           38,565(17)          2.2

All Directors, nominees and Executive Officers                                           588,173(18)         30.3%
as a Group (11 persons)

*    Less than 1%.
(1)  As of June 30, 2003.
(2) Reflects initial appointment to the Board of Directors of the Company or the Bank.
(3)  Includes shares owned directly and indirectly.
(4) Includes 14,534 options granted pursuant to the Company's 1998 Stock Option Plan (the "Option Plan"), which are currently exercisable.
(5) Includes 10,465 shares held by a deferred compensation plan for the benefit of Messrs. Watts and Long, as to which all outside directors serve as trustees.
(6) Includes 22,000 shares owned by the First Federal Savings and Loan Association of Cheraw Foundation, as to which Messrs. Young and Butler serve as directors.
(7) Includes 4,334 options granted pursuant to the Option Plan, which are currently exercisable.
(8) Includes 13,246 options granted pursuant to the Option Plan, which are currently exercisable.
(9) Includes 36,957 options granted pursuant to the Option Plan, which are currently exercisable.
(10) Includes 2,651 shares held by a deferred compensation plan.
(11) Includes 3,852 options granted pursuant to the Option Plan, which are currently exercisable.
(12) Includes 53,767 options granted pursuant to the Option Plan, which are currently exercisable.
(13) Includes 7,814 shares held by a deferred compensation plan.
(14) Includes 5,534 options granted pursuant to the Option Plan, which are currently exercisable.
(15) Includes 10,893 options granted pursuant to the Option Plan, which are currently exercisable.
(16) Includes 2,200 shares granted under the Company's 1998 Recognition and Retention Plan, which are subject to future vesting but as to which voting may be currently directed, and 7,334 options granted pursuant to the Option Plan, which options are currently exercisable.
(17) Includes 24,223 options granted pursuant to the Option Plan, which are currently exercisable.
(18) Includes 174,674 options granted pursuant to the Option Plan, which are currently exercisable. Excludes shares of Common Stock owned by the Company's ESOP for the benefit of the employees of the Bank other than executive officers. The ESOP Administrative Committee administers the ESOP. Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP Trustees in the manner calculated to most accurately reflect the instructions they have received from the participants regarding the allocated shares, unless their fiduciary duties require otherwise. As of the Record Date, the ESOP held 186,051 shares of Common Stock, of which 62,128 shares have been allocated, including 40,675 shares allocated to the executive officers and included in the above table. The Trustees of the ESOP are Directors of the Company.

Directors

         The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors have held their present positions for at least five years unless otherwise stated.

         Robert M. Bennett, Jr. is Vice President-Secretary of Bennett Motor Company, a General Motors dealership located in Cheraw, South Carolina.

         William R. Butler is the owner of P&H Pharmacy, which is a retail pharmacy located in Cheraw, South Carolina. Mr. Butler is a licensed pharmacist.

         James C. Crawford III is the President and Chief Operating Officer of B.C. Moore & Sons, Inc., a department store chain.

         Henry P. Duvall IV is retired. Prior to his retirement, Mr. Duvall was the President and Chief Executive Officer of Cheraw Hardware and Supply Company.

         H. Malloy Evans, Jr. is the President and Treasurer and a Director of Cheraw Yarn Mill, Inc., where he has been employed since 1971. Mr. Evans is also the past President of the American Yarn Spinners Association.

         John S. Long became Vice President of the Bank in November 1997 and Chief Operating Officer in June 1998 and President in January 2003. Prior to joining the Bank, Mr. Long was Senior Vice President of The County Bank.

         Herbert W. Watts is the Chief Executive Officer of the Bank, and was President and Chief Executive Officer of the Bank from 1981 until January 2003. Mr. Watts has served as the President and Chief Executive Officer of the Company since its formation in 1997, and has been employed by the Bank in various capacities since 1973.

         Cornelius B. Young is retired. Prior to his retirement, Mr. Young was a Senior Manager of Delta Mills, a division of Delta-Woodside, Inc., a textile manufacturing company.

Executive Officers Who Are Not Directors

         Michael O. Blakeley has been Senior Vice President of the Bank since May 2000 and serves as city executive of the Bank's office located in Florence, South Carolina. Before joining the Bank, Mr. Blakeley served as the Vice President and Senior Business Banker of the Pee Dee Region for Wachovia Bank.

         Johnnie L. Craft has been the Secretary and Treasurer of the Bank since 1988 and the Company since its incorporation in 1997.

         John M. Digby was appointed Senior Vice President and Chief Financial Officer of the Bank in June 2003. From 1998 until 2002, Mr. Digby served as the Chief Financial Officer of First Capital Bank, located in Bennettsville, South Carolina.

Committees and Meetings of the Board of Directors

         The business of the Company and the Bank is conducted through regular and special meetings of the Board of Directors and its committees. The Board of Directors of the Company met six times during fiscal 2003. During the fiscal year ended June 30, 2003, the Board of Directors of the Bank held 25 meetings. No director attended fewer than 75% of the total meetings held by the Board of Directors and the committees on which such director served, with respect to each of the Company and the Bank. The following is a discussion of certain committees of the Bank. The Bank's Audit Committee functions as the audit committee of the Company, and the Bank's Personnel Committee functions as the personnel committee of the Company.

         The Audit Committee consists of all nonemployee directors. The Audit Committee reviews the scope and results of the year-end audit with the independent accountants and reviews with management and the independent accountants the Company's year-end audit. In addition, the committee annually reviews the Company's audit policies and recommends any necessary changes to the Board of Directors. During fiscal 2003, the Audit Committee held four meetings. Each member of the Audit Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers.

         The Budget and Finance Investments Committee meets periodically to review the Company's investment policies, and is authorized to make security investments on behalf of the Company. The Budget and Finance Investments Committee is composed of Directors Watts, Young, Long and Evans, and in the absence of a member, any one of the other members of the Board of Directors may be substituted for the absent member of the committee. During fiscal 2003, this committee met four times.

         The Personnel Committee consists of all outside Directors. The Personnel Committee reviews compensation, officer promotions, benefits and other matters of personnel policy and practice. During fiscal 2003, this committee met one time.

         The entire Board of Directors serves as the nominating committee. While the Board will consider nominees recommended by the stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Board of Directors met once in its capacity as the nominating committee during fiscal 2003.

Audit Committee Report

         In accordance with rules established by the SEC, the Audit Committee has prepared the following report. The Board of Directors has adopted a written charter for the Audit Committee.

         As part of its ongoing activities, the Audit Committee has:

          o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended June 30, 2003;

          o    Discussed with the independent  auditors the matters  required to
               be  discussed  by  Statement  on  Auditing   Standards   No.  61,
               Communications with Audit Committees, as amended; and

          o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003 and be filed with the SEC.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the

Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee

                                William R. Butler
                               Henry P. Duvall, IV
                               Cornelius B. Young
                             Robert M. Bennett, Jr.
                              H. Malloy Evans, Jr.
                             James C. Crawford, III

Director Compensation

         The Bank pays a $700 monthly retainer to each of its directors, except for the Chairman, who is paid a $1,600 monthly retainer. Each director is also paid $150 for each meeting attended. The Company does not pay fees to its directors.

Executive Compensation

         The following table sets forth certain information as to the compensation paid to the President and Chief Executive Officer of the Company and the President and Chief Operating Officer of the Bank (the "Named Executive Officers") for the fiscal years ended June 30, 2003, 2002 and 2001. No other officer of the Company earned $100,000 in salary and bonus for the 2003 fiscal year.

                                                      Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Long-Term Compensation
                                         Annual Compensation(1)                                      Awards
------------------------------------------------------------------------------------------  -----------------------
                                                                                Other       Restricted
                                                                               Annual          Stock      Options/     All Other
   Name and Principal                    Fiscal                             Compensation       Award        SARs     Compensation
        Position                         Year(1)    Salary($)   Bonus($)       ($)(2)           ($)         (#)         ($)(4)
------------------------------------------------------------------------------------------  -----------------------  -------------
Herbert W. Watts,                         2003       93,512      12,500        13,350           --       21,316(3)      49,230
President and Chief Executive             2002       89,012      11,500        12,750           --          --          60,034
Officer of the Company and Director       2001       85,011      11,000        13,050           --          --          32,971

John S. Long, President                   2003       93,512      25,500        13,350           --       10,734(3)      36,048
and Chief Operating Officer               2002       87,500      16,500        12,300           --          --          35,321
of the Bank and Director                  2001       81,000      12,500        12,750           --          --          14,086
==========================================================================================  ======================  ==============

---------------
(1)  For the fiscal year ended June 30.
(2)  Consists of director's fees and deferred compensation.
(3) Represents reload options received upon the exercise of stock options when previously-owned shares of common stock were utilized to pay the option exercise price.
(4) Represents the market value at June 30 of shares allocated to the executive's account under the ESOP during the fiscal year.

         Employment Agreements. The Bank has entered into employment agreements with Mr. Watts and Mr. Long that provide for a term of thirty-six months. On each anniversary date, the agreements may be extended for an additional twelve months, so that the remaining term shall be thirty-six months. If the agreements are not renewed, the agreements will expire thirty-six months following the anniversary date. The current Base Salary for Mr. Watts is $97,500 and for Mr. Long is $107,000. The Base Salary may be increased but not decreased. In addition to the Base Salary, the agreement provides for, among other things, participation in stock benefit plans and other employee and fringe benefits applicable to executive personnel. The agreements provide for termination by the Bank for cause at any time. In the event the Bank terminates the executive's employment for reasons other than for cause, or in the event of the executive's resignation from the Bank upon (i) failure to re-elect the executive to his current offices, (ii) a material change in the executive's functions, duties or responsibilities, or relocation of his principal place of employment by more than thirty (30) miles, (iii) liquidation or dissolution of the Bank, or (iv) a breach of the agreement by the Bank, the executive, or in the event of death, his beneficiary, would be entitled to a severance payment in an amount equal to three times the annual rate of Base Salary (which includes any salary deferred at the election of Mr. Watts or Mr.
Long) at the time of termination, plus the highest annual cash bonus paid to him during the prior three years. The Bank would also continue the executive's life, health, dental and disability coverage for the remaining unexpired term of the agreement.

         The executive's employment may be terminated upon his attainment of normal retirement age (i.e., age 65) or in accordance with any retirement policy established by the Bank (with executive's consent). Upon retirement, the executive will be entitled to all benefits available to him under any retirement or other benefit plan maintained by the Bank. In the event of the executive's disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay the executive his Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive's death, the Bank will pay his Base Salary to his named beneficiaries for one year following his death, and will also continue medical, dental, and other benefits to his family for one year.

         The employment agreements provide that, following termination of employment, the executive will not compete with the Bank for a period of one year, provided, however, that in the event of a termination in connection with a change in control, the non-compete provisions will not apply.

         Equity Compensation Plans. The Company does not have any equity compensation program that was not approved by stockholders, other than its employee stock ownership plan. Set forth below is certain information as of June 30, 2003 regarding equity compensation to directors and executive officers of the Company that has been approved by stockholders.

============================================================================================================================
                                Number of securities to be                                          Number of securities
  Equity compensation plans      issued upon exercise of                Weighted average         remaining available for
  approved by stockholders    outstanding options and rights             exercise price            issuance under plan
----------------------------------------------------------------------------------------------------------------------------
Stock Option Plan                       174,674                              $11.59                       7,234
----------------------------------------------------------------------------------------------------------------------------
Recognition and Retention
Plan                                      2,200(1)                       Not Applicable                   7,482
----------------------------------------------------------------------------------------------------------------------------
         Total                          176,874                              $11.59                      14,716
============================================================================================================================

---------------
(1)  Represents shares that have been granted but have not yet vested.

         Stock Option Plan. The Board of Directors of the Company has established, and the stockholders have approved, the Stock Option Plan, which provides for discretionary awards of options to officers and key employees. The granting of awards under the Stock Option Plan is determined by the Personnel Committee of the Board of Directors. Set forth in the table that follows is information relating to options granted under the Stock Option Plan to the Named Executive Officers during the fiscal year ended June 30, 2003.

======================================================================================================================
                                    OPTION GRANTS IN LAST FISCAL YEAR
======================================================================================================================
                                             Individual Grants
======================================================================================================================
                                               Percent of Total    Exercise
                                               Options Granted      or Base
                                 Options       to Employees in       Price     Expiration   Grant Date Present Value
           Name                  Granted           FY 2002          ($)(2)        Date               ($)(3)
---------------------------- ---------------- ------------------- ------------ ------------ --------------------------
Herbert W. Watts                21,316(1)           66.5%            14.38       1/7/08              57,340
John S. Long                    10,734(1)           33.5%            13.97       1/7/08              28,874
============================ ================ =================== ============ ============ ==========================

---------------
(1) Represents reload options received upon the exercise of stock options when previously-owned shares of common stock were utilized to pay the option exercise price.
(2) The exercise price of the options is equal to the fair market value of the underlying shares on the date of the award.
(3) Based on a grant date present value of $2.69 per share derived using the Black-Scholes option pricing model with the following assumptions: volatility of 35%; risk free rate of return of 2%; dividend yield of 3.5%; and a 6-year option life.

         Set forth below is certain information concerning options outstanding to the Named Executive Officers at June 30, 2003.

====================================================================================================================
                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                          FISCAL YEAR-END OPTION VALUES
====================================================================================================================
                                                                                             Value of Unexercised
                                                                  Number of Unexercised     In-The-Money Options at
                                                                   Options at Year-End            Year-End (1)
-------------------------- ----------------- ------------------ ------------------------- --------------------------
                            Shares Acquired                     Exercisable/Unexercisable Exercisable/Unexercisable
          Name               Upon Exercise     Value Realized              (#)                        ($)
-------------------------- ----------------- ------------------ ------------------------- --------------------------
Herbert W. Watts                28,107        $     97,970              53,767/0                  145,886/0
John S. Long                    13,746        $     42,077              36,957/0                  118,334/0
========================== ================= ================== ========================= ==========================

---------------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on June 30, 2003, at which date the last trade price of the Common Stock as quoted on the Nasdaq National Market was $15.00.

Transactions With Certain Related Persons

         The Bank has a policy of offering to its directors and officers real estate mortgage loans secured by their principal residence as well as other loans. All of the loans to the directors and officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, and do not involve more than minimal risk of collectibility. Loans to directors, executive officers and their associates totaled $1,084,765 at June 30, 2003.

             PROPOSAL 2--APPROVAL OF THE GREAT PEE DEE BANCORP, INC.
                   2003 LONG-TERM INCENTIVE STOCK BENEFIT PLAN

         The Board of Directors of the Company has adopted the 2003 Long-Term Incentive Stock Benefit Plan (the "2003 Stock Benefit Plan") to provide officers, employees and directors of the Company and its affiliates with additional incentives to share in the growth and performance of the Company. The following is a summary of the material features of the 2003 Stock Benefit Plan, which is qualified in its entirety by reference to the provisions of the 2003 Stock Benefit Plan attached hereto as Appendix A.

General

         The 2003 Stock Benefit Plan will remain in effect for a period of ten years following adoption by stockholders. The 2003 Stock Benefit Plan authorizes the issuance of up to 88,388 shares of Common Stock pursuant to grants of stock options or stock awards; provided, however, that the maximum number of shares that may be subject to awards as stock options to any one employee of the Company is 26,516.

         The 2003 Stock Benefit Plan will be administered by a committee (the "Committee") appointed by the Board of Directors, which will consist of either at least two "Non-employee Directors" or the entire Board of Directors. The Committee has the power within the limitations set forth in the 2003 Stock Benefit Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the plan's purposes; and interpreting and otherwise construing the 2003 Stock Benefit Plan. The 2003 Stock Benefit Plan may be amended by the Board of Directors or the Committee, but no such amendments may adversely affect any outstanding awards under the 2003 Stock Benefit Plan without the consent of the holders thereof.

Eligibility

         Employees and outside directors of the Company and its affiliates are eligible to receive awards under the 2003 Stock Benefit Plan.

Types of Awards

         The Committee may determine the type and terms and conditions of awards under the 2003 Stock Benefit Plan. Awards may be granted in a combination of options, stock appreciation rights, accelerated ownership option rights and stock awards. Such awards may have terms providing that the settlement or payment of one type of award automatically reduces or cancels the remaining award. Awards may include, but are not limited to, the following:

         Stock Options. A stock option gives the recipient the right to purchase shares of Common Stock at a specified price for a specified period of time. The exercise price of each option may not be less than 100% (110% in the case of 10% stockholders) of fair market value on the date of grant. Fair market value means the reported closing price of the Common Stock as reported by the Nasdaq stock market on the day the option is granted or, if the Common Stock is not traded on such date, on the next preceding day on which the Common Stock was traded. Fair market value can never be less than the par value of the Common Stock. Once a stock option has been awarded at fair market value, the Committee shall not have the authority to reprice the stock option so that the new exercise price of the stock option is less than the exercise price on the date of grant.

         Stock options are either "incentive" stock options or "non-qualified" stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code (the "Code"). Only employees are eligible to receive incentive stock options. A stock option may be exercised in whole or in installments, which may be cumulative. Shares of Common Stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise either in cash, stock of the Company, or via a "cashless exercise." Stock options are generally subject to vesting conditions as determined by the Committee.

         Stock Appreciation Rights. A stock appreciation right ("SAR") gives the option holder the right to receive the excess of the fair market value of the shares represented by the SAR on the date exercised over the exercise price. In the case of SAR's granted retroactively in tandem or in substitution for another award, the exercise price of the SAR may be no less than the fair market value of a share on the date such other award was granted. Payment upon exercise of a SAR will be in cash or Common Stock as determined by the Committee.

         Accelerated Ownership Option Rights. Accelerated ownership option rights entitle the option holder, who has delivered shares of Common Stock as payment of the exercise price for option stock, to a new option to acquire additional shares equal in an amount to the shares the option holder has traded. The option price at which additional shares of stock may be purchased through the exercise of an accelerated ownership option right is the fair market value of the Common Stock that was surrendered to pay the exercise price of the option at the time it was surrendered. The option period during which the reload option may be exercised expires at the same time as that of the original option that was exercised.

         Stock Awards. Stock awards may constitute actual shares of Common Stock or may be denominated in stock units that entitle the recipient to receive future payments in either shares, cash, or a combination thereof. Stock awards will be subject to conditions established by the Committee which are set forth in the award agreement, and may include continuous service with the Company, achievement of specific business objectives, and other measurements of performance. Any stock awards will be evidenced by agreements approved by the Committee which set forth the terms and conditions of each award.

         Generally, all awards granted under the 2003 Stock Benefit Plan, except non-incentive stock options, will be nontransferable except by will or in accordance with the laws of descent and distribution or pursuant to a domestic relations order. A participant may designate a beneficiary to exercise his or her rights under the 2003 Stock Benefit Plan upon the participant's death.

Termination of Employment

         Upon termination of employment for any reason other than Disability, Retirement, Change in Control, death or Termination for Cause (as those terms are defined in the 2003 Stock Benefit Plan), an employee's stock options will be exercisable only as to those shares immediately purchasable by or vested in the employee at the date of termination, and such options may be exercised only for three months following termination. All unvested stock awards shall be forfeited. Upon termination because of Disability, Change in Control, Retirement or death, the employee's stock options will be exercisable as to all shares, whether or not then exercisable, and stock awards will vest as to all shares subject to an outstanding award, whether or not then vested, and options may be exercised for one year (five years in the event of Retirement) following termination. In order to obtain Incentive Stock Option treatment for options exercised by heirs or devisees of an optionee, the optionee's death must have occurred while employed or within three (3) months of termination of employment. In no event will the exercise period extend beyond the expiration of the stock option term. In the event of Termination for Cause, awards not exercised or vested will expire upon such termination.

Termination of Service as a Director

         Upon termination of a director's service for any reason other than Disability, Retirement, Change in Control, death or Termination for Cause, the director's stock options will be exercisable only as to those shares immediately exercisable by or vested in the director at the date of termination, and such options may be exercised for one year following termination. All unvested stock awards will be forfeited. Upon termination of a director's service because of Disability, Change in Control, Retirement or death, the director's stock options will be exercisable as to all shares, whether or not then exercisable, and stock awards will vest as to all shares subject to an outstanding award, whether or not then vested, and options may be exercised for one year (five years in the event of Retirement) following termination. In no event will the exercise period extend beyond the expiration of the stock option term. In the event of Termination for Cause, awards will expire upon such termination.

Tax Consequences

         The following are the federal tax consequences generally arising with respect to awards granted under the 2003 Stock Benefit Plan. The grant of an option will create no tax consequences for a recipient or the Company. The recipient will have no taxable income upon exercising an incentive stock option and the Company will receive no deduction when an incentive stock option is exercised, however, the spread between the fair market value of the Common Stock and the exercise price on the date of exercise is a tax adjustment item for purposes of the alternative minimum tax. Upon exercising a non-qualified option, the recipient must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, and the Company will be entitled to a deduction for the same amount. The tax treatment for a recipient on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or a non-qualified option. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an option, except that the Company may be entitled to a deduction if shares acquired pursuant to an incentive stock option are sold before the required holding periods have been satisfied.

         With respect to other awards granted under the 2003 Stock Benefit Plan that are settled either in cash or in stock, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received and the Company will be entitled to a deduction for the same amount. With respect to awards that are settled in stock, the participant must recognize ordinary income equal to the fair market value of the shares received at the time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction for the same amount.

         No awards have been granted under the 2003 Stock Benefit Plan as of the date of this Proxy Statement. There are six outside directors of the Company and its subsidiaries and 29 employees eligible to participate in the 2003 Stock Benefit Plan.

         As of June 30, 2003, the last sale price of the Common Stock, as reported on the Nasdaq National Market, was $15.00. The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to approve the 2003 Stock Benefit Plan. The purpose of obtaining stockholder approval of the 2003 Stock Benefit Plan is to qualify the plan for the granting of incentive stock options and to satisfy the requirement for listing the Common Stock on the Nasdaq National Market.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE GREAT PEE DEE BANCORP, INC. 2003 LONG-TERM INCENTIVE STOCK BENEFIT PLAN.

                 PROPOSAL 3--RATIFICATION OF THE APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended June 30, 2003 were Dixon Odom PLLC. The Company's Board of Directors has reappointed Dixon Odom PLLC to continue as independent auditors of the Company for the fiscal year ending June 30, 2004, subject to ratification of such appointment by the stockholders. It is expected that a representative of Dixon Odom PLLC will attend the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

         Set forth below is certain information concerning aggregate fees billed for professional services rendered by Dixon Odom PLLC during the fiscal year ended June 30, 2003:

         Audit Fees                                   $ 37,223
         Financial Information Systems
            Design and Implementation Fees            $   --
         All Other Fees                               $ 31,725

         The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining Dixon Odom PLLC's independence. The Audit Committee concluded that performing such services does not affect Dixon Odom PLLC's independence in performing its function as auditor of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DIXON ODOM PLLC AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the

Board of Directors, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

         The date on which the 2004 Annual Meeting of Stockholders is expected to be held is October 13, 2004. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2004 Annual Meeting of Stockholders must be given to the Company no later than July 15, 2004.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy material for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office, 515 Market Street, Cheraw, South Carolina 29520, no later than May 19, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Johnnie L. Craft

                                   Johnnie L. Craft
                                   Secretary

Cheraw, South Carolina
September 16, 2003

                                                                      Appendix A

                           GREAT PEE DEE BANCORP, INC.
                   2003 LONG-TERM INCENTIVE STOCK BENEFIT PLAN

         1. PURPOSE. The purpose of the Great Pee Dee Bancorp, Inc. 2003 Long-term Incentive Stock Benefit Plan (the "Plan") is to advance the interest of Great Pee Dee Bancorp, Inc. (the "Company") and to increase shareholder value by providing outside directors and key employees of the Company and its affiliates, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its affiliates largely depends, with additional incentive in the form of a proprietary interest in the growth and performance of the Company and to encourage their continued service with the Company and its affiliates. A purpose of the Plan is also to attract and retain people of experience and ability to the Company and its affiliates.

         2. TERM. The Plan shall be effective as of the date of stockholder approval, which is expected to be October 15, 2003 (the "Effective Date") and shall remain in effect for ten years thereafter, unless sooner terminated by the Company's Board of Directors (the "Board"). After termination of the Plan, no future awards may be granted but previously made awards shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

         3. PLAN ADMINISTRATION. A committee (the "Committee") appointed by the Board shall be responsible for administering the Plan. The Committee shall be comprised of either (i) at least two "Non-Employee Directors" of the Company, or
(ii) the entire Board of the Company. A "Non-Employee Director" means, for purposes of the Plan, a director who (a) is not employed by the Company or an affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a director) greater than $60,000;
(c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K. Actions and decisions of the Committee shall be approved by a majority of the members of the Committee. The Committee shall have full and exclusive power to interpret, construe and implement the Plan and any rules, regulations, guidelines or agreements adopted hereunder and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. These powers shall include, but not be limited to, (i) determination of the type or types of awards to be granted under the Plan; (ii) determination of the terms and conditions of any awards under the Plan; (iii) determination of whether, to what extent and under what circumstances awards may be settled, paid or exercised in cash, shares, other securities, or other awards, or other property, or accelerated, canceled, extended, forfeited or suspended; (iv) adoption of modifications, amendments, procedures, subplans and the like as are necessary;
(v) subject to the rights of participants, modification, change, amendment or cancellation of any award to correct an administrative error; and (vi) taking any other action the Committee deems necessary or desirable for the administration of the Plan. All determinations, interpretations, and other decisions under or with respect to the Plan or any award by the Committee shall be final, conclusive and binding upon the Company, any participant, any holder or beneficiary of any award under the Plan and any employee of the Company.

         4. ELIGIBILITY. Any employee of the Company shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Stock Awards, Stock Appreciation Rights, and Accelerated Ownership Option Rights under the
Plan. Outside directors shall be eligible to receive Non-Statutory Stock Options, Accelerated Ownership Option Rights and Stock Awards under the Plan. The term "Company" includes any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee. An "outside director" means a director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

         5. SHARES OF STOCK SUBJECT TO THE PLAN. There shall be 88,388 shares of Common Stock in the aggregate reserved for issuance under the Plan, which shares shall be available for issuance (subject to adjustment as provided in Section 6) pursuant to the exercise of stock options, granted under Sections 7(a) and (c) of the Plan, stock appreciation rights, granted under Section 7(b) of the Plan, or Stock Awards, granted under Section 7(d) of the Plan. The maximum number of shares that may be subject to awards as stock options granted to any one employee of the Company is 26,516.

         In instances where a stock appreciation right ("SAR") or other award is settled in cash or any form other than shares, then the shares covered by these settlements shall not be deemed issued and shall remain available for issuance under the Plan. Any shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall not be counted against the shares available for issuance under the Plan. In addition, any shares that are used for the full or partial payment of the exercise price of any option in connection with an Accelerated Ownership Option Right will not be counted as issued under the Plan and will be available for future grants under the Plan.

         Any shares issued under the Plan may consist in whole or in part, of authorized and unissued shares or of treasury shares, and no fractional shares shall be issued under the Plan. Cash may be paid in lieu of any fractional shares in settlements of awards under the Plan.

         6. ADJUSTMENTS AND REORGANIZATIONS.

          (a) Changes in Stock. If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number of kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Stock Options or Stock Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Stock Options shall not change the aggregate

               Stock Option purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the Stock Option purchase price per share.

          (b) Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs. Subject to Section 22 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities, any Stock Option or Stock Awards theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to such Stock Option or Stock Awards would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Stock Option purchase price per share so that the aggregate Stock Option purchase price thereafter shall be the same as the aggregate Stock Option purchase price of the shares remaining subject to the Stock Option immediately prior to such reorganization, merger, or consolidation.

Adjustments under this Section 6 related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The granting of awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

         7. AWARDS. The Committee shall determine the type or types of award(s) to be made to each participant under the Plan and shall approve the terms and conditions governing these awards in accordance with Section 11. Awards may be granted singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other. Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for, grants or rights under any other employee or compensation plan of the Company, including the plan of any acquired entity.

          (a) Stock Option - is a grant of a right to purchase a specified number of shares of Common Stock during a specified period. The purchase price of each option shall be the Fair Market Value of a share on the date such other award was granted. However, if a key employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates (or under Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code") is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such key employee, or by or for any corporation, partnership, estate or trust of which such key employee is a shareholder, partner or beneficiary), the purchase price per share of Common

               Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. A stock option may be exercised in whole or in installments, which may be cumulative. A stock option may be in the form of an Incentive Stock Option, which complies with
               Section 422 of the Code, as amended, and the regulations thereunder at the time of grant, or a Non-Statutory Stock Option. A Non-Statutory Stock Option means an option granted by the Committee to (i) an outside director or (ii) to any other participant, and such option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in
               Section 422 of the Code and the regulations thereunder. The price at which shares of Common Stock may be purchased under a stock option shall be paid in full at the time of the exercise, in either cash or such other methods as provided by the Committee at the time of grant or as provided in the form of agreement approved in accordance herewith, including tendering (either actually or by attestation) Common Stock at Fair Market Value on the date of surrender, or any combination thereof. Subject to vesting requirements, if applicable, a participant may also engage in a "cashless exercise" of the option. Upon a cashless exercise, the participant shall give the Company written notice of the exercise of the option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the option and to deliver enough of the proceeds to the Company to pay the option exercise price and any applicable withholding taxes. If the participant does not sell the Common Stock subject to the option through a registered broker-dealer or equivalent third party, the optionee can give the Company written notice of the exercise of the option and the third party purchaser of the Common Stock subject to the option shall pay the option exercise price plus applicable withholding taxes to the Company. Notwithstanding anything herein to the contrary, and subject to any adjustment that may be made pursuant to Section 6 hereof, once a Stock Option has been awarded at Fair Market Value, the Committee shall not have the authority to reprice such Stock Option so that the exercise price of the Stock Option shall be less than the exercise price on the date of grant.

          (b) Stock Appreciation Right - is a right to receive a payment, in cash and/or Common Stock, as determined by the Committee, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the Fair Market Value on the date of grant of the SAR as set forth in the applicable award agreement, except that, in the case of an SAR granted retroactively in tandem with or as a substitution for another award, the exercise or designated price may be no lower than the Fair Market Value of a share on the date such other award was granted.

          (c)  Accelerated Ownership Option Rights, as defined in Section 12.

          (d) Stock Award - is an award made in stock or denominated in units of stock. All or part of any stock award may be subject to conditions established by the Committee, and set forth in the award agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, and other measurements of individual, business unit or Company performance.

         8. DEFERRALS AND SETTLEMENTS. Payment of awards may be in the form of cash, stock, other awards, or in combinations thereof as the Committee shall determine at the time of grant, and with such restrictions as it may impose. The Committee may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts or the payment or crediting of dividend equivalents on deferred settlements denominated in shares.

         9. FAIR MARKET VALUE. Fair Market Value for all purposes under the Plan shall mean the reported closing price of Common Stock as reported by the Nasdaq stock market on such date, or if the Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded thereon. Under no circumstances shall Fair Market Value be less than the par value of the Common Stock.

         10. TRANSFERABILITY AND EXERCISABILITY. All awards other than Non-Statutory Stock Options under the Plan will be nontransferable and shall not be assignable, alienable, saleable or otherwise transferable by the participant other than by will or the laws of descent and distribution, except pursuant to a domestic relations order entered by a court of competent jurisdiction or as otherwise determined by the Committee. In the event that a participant terminates employment with the Company to assume a position with a governmental, charitable, educational or similar non-profit institution, the Committee may authorize a third party, including but not limited to a "blind" trust, to act on behalf of and for the benefit of the representative participant with respect to any outstanding awards.

         If so permitted by the Committee, a participant may designate a beneficiary or beneficiaries to exercise the rights of the participant and receive any distributions under the Plan upon the death of the Participant. However, in the case of participants covered by Section 16 of the 1934 Act, any contrary requirements of Rule 16b-3 under the 1934 Act, or any successor rule, shall prevail over the provisions of this Section.

         Awards granted pursuant to the Plan may be exercisable pursuant to a vesting schedule as determined by the Committee. The Committee may, in its sole discretion, accelerate or extend the time at which any Stock Option may be exercised, or any Stock Award may vest, in whole or in part, provided, however, that with respect to an Incentive Stock Option, it must be consistent with the terms of Section 422 of the Code in order to continue to qualify as an Incentive Stock Option. Notwithstanding the above, in the event of Retirement (as herein defined), death or Disability, all awards shall immediately vest. "Retirement" means retirement at the normal retirement date as set forth in the pension plan of Sentry Bank and Trust or in accordance with any written agreement entered into with a participant, or in the absence of the foregoing, as determined by the Board of Directors in the event there is no such plan. "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the

Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of paid employee's lifetime.

         11. AWARD AGREEMENTS. Awards under the Plan shall be evidenced by an agreement as shall be approved by the Committee that sets forth the terms, conditions and limitations to an award and the provisions applicable in the event the participant's employment terminates, provided however, in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant. However, if any key employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such key employee, or by or for any corporation, partnership, estate or trust of which such key employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the date of grant.

         In addition, to the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its affiliates) shall not exceed $100,000. In the event the amount exercisable shall exceed $100,000, the first $100,000 of Incentive Stock Options (determined as of the date of grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options.

         12. ACCELERATED OWNERSHIP STOCK OPTION RIGHTS. The Committee may grant the right to receive an Accelerated Ownership Option simultaneously with, or subsequent to, the grant of any stock option, with respect to all or some of the shares covered by such stock option, provided, however, that with respect to an Incentive Stock Option, such grant must be consistent with the terms of Section 422 of the Code in order to continue to qualify as an Incentive Stock Option. In the event an Accelerated Ownership Option Right has been granted, upon the exercise of the related Stock Option, the participant will be granted an Accelerated Ownership Option (which may be an Incentive or Non-Incentive Stock Option) to purchase a number of shares of Common Stock equal to the sum of the number of whole shares of Common Stock used by the participant in payment of the purchase price of the Stock Option. Accelerated Ownership Stock Option Rights may also be granted to replace Common Stock withheld by the Company for payment of a participant's withholding tax under Section 14. The exercise price of the Accelerated Ownership Option shall be the Fair Market Value of the Common Stock on the date of grant of the Accelerated Ownership Option. The term during which the Accelerated Ownership Option may be exercised (and the other terms and conditions) shall be determined by the Committee, but in no event shall an Accelerated Ownership Option be exercisable in whole or in part before the expiration of six months from the date of the grant of the Accelerated Ownership Option.

         13. PLAN AMENDMENT. The Board or the Committee may modify or amend the Plan as it deems necessary or appropriate or modify or amend an award received by key employees and/or outside directors. No such amendment shall adversely affect any outstanding awards under the Plan without the consent of the holders thereof.

         14. TAX WITHHOLDING. The Company may deduct from any settlement of an award made under the Plan, including the delivery or vesting of shares, an amount sufficient to cover the minimum withholding required by law for any federal, state or local taxes or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may permit shares to be used to satisfy required tax withholding and such shares shall be valued at the Fair Market Value as of the settlement date of the applicable award.

         15. OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Unless otherwise determined by the Committee, settlements of awards received by participants under the Plan shall not be deemed a part of a participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan, severance program or severance pay law of any country.

         16. UNFUNDED PLAN. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any participant or other person. To the extent any person holds any rights by virtue of a grant awarded under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

         17. FUTURE RIGHTS. No person shall have any claim or rights to be granted an award under the Plan, and no participant shall have any rights by reason of the grant of any award under the Plan to continued employment by the Company or any subsidiary of the Company.

         18. GENERAL RESTRICTION. Each award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any award under the Plan upon any securities exchange or under any sate or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such award or the grant or settlement thereof, such award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         19. GOVERNING LAW. The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

         20. SUCCESSORS AND ASSIGNS. The Plan shall be binding on all successors and permitted assigns of a participant, including, without limitation, the guardian or estate of such participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the participant's creditors.

         21. RIGHTS AS A SHAREHOLDER. A participant shall have no rights as a shareholder with respect to awards under the Plan until he or she becomes the holder of record of shares granted under the Plan.

         22. CHANGE IN CONTROL. Notwithstanding anything to the contrary in the Plan, the following shall apply to all outstanding awards granted under the
Plan:

          (a)  Definitions.  The  following  definitions  shall  apply  to  this
               Section:

          "Change in Control" of the Company means a Change in Control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Company within the meaning of the Change in Bank Control Act, as administered by the Office of Thrift Supervision, as in effect on the effective date of this Plan. In addition to the above, a Change in Control shall be deemed to have occurred at such time and payments and benefits under this Section shall be made as (iii) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the "beneficial owner" (as defined in Rule d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities ordinarily having the right to vote at the election of directors (except for any securities of the Company purchased by the Company's employee stock ownership plan and trust; or (iv) individuals who constituted the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's shareholders was approved by the same nominating board serving under an Incumbent Board, shall be, for purposes of this clause (iv), considered as though he were a member of the Incumbent Board; or (v) a merger, consolidation or sale of all or substantially all the assets of the Company in which the Company is not the surviving institution occurs; or (vi) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the then current Board of Directors of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the common stock of the Company are to be exchanged for or converted into cash or property or securities not issued by the Company; or
          (vii) a tender offer is made for 25% or more of the voting securities of the Company.

          (b)  Acceleration of Vesting and Payment of SARs.

               (1) Upon the occurrence of an event constituting a Change in Control, all SARs, stock options, stock awards or any other award granted pursuant to this Plan outstanding on such date shall become 100% vested.

               (2) Upon the occurrence of an event constituting a Change in Control involving an exchange of stock, all stock options shall become options to purchase the exchanged stock at the applicable exchange ratio (with no change in the aggregate exercise price).

         23.  COMPLIANCE  WITH  SECTION 16. With  respect to persons  subject to
Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provisions of the Plan or actions of the Committee fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee administrators.

         24. TERMINATION OF EMPLOYMENT OR SERVICE. Upon the termination of an employee's employment for any reason other than Disability, Retirement, Change in Control, death or Termination for Cause, the employee's Stock Options shall be exercisable, and Stock Awards shall vest, but only as to those shares that were immediately exercisable by, or vested in, such employee at the date of termination, and options may be exercised only for a period of three months following termination. In the event of termination of employment for Cause (as defined herein) all rights and awards granted to an employee under the Plan not exercised or vested shall expire upon termination of employee.

         "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probably that such Disability will be permanent during the remainder of said employee's lifetime.

         "Retirement" means for a key employee, retirement at the normal or early retirement date set forth in the Company's Employee Stock Ownership Plan, or any successor plan. Retirement for an outside director means a cessation of service on the Board for any reason other than Termination for Cause, after reaching 60 years of age and maintaining at least 10 continuous years of service.

         "Termination for Cause" means the termination upon personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

         No option shall be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of his Retirement or termination of employment following a Change in Control; and provided further, that no option shall be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than one year following termination of employment due to death or Disability and provided further, in order to obtain Incentive Stock Option treatment for options exercised by heirs or devisees of an optionee, the optionee's death must have occurred while employed or within three (3) months of termination of employment. Upon the termination of an employee's service for reason of Disability, Change in Control or death, the employee's Stock Options shall be exercisable as to all shares whether or not then exercisable, and the employee's Stock Awards shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested in, such employee at the date of termination, and options may be exercised for a period of one year following termination. Upon the termination of an employee's service for reason of Retirement, the employee's Stock Options shall be exercisable as to all shares whether or not then exercisable, and the employee's Stock Awards shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested in, such employee at the date of termination, and options may be exercised for a period of five years following such termination. In no event shall the exercise period extend beyond the expiration of the Stock Option term.

         Upon the termination of a director's service for any reason other than Disability, Retirement, Change in Control, death or Termination for Cause, the director's Stock Options shall be exercisable, but only as to those shares that were immediately purchasable by, or vested in, such director at the date of termination, and options may be exercised for a period of one year following termination of service, and all of the director's unvested Stock Awards shall be forfeited. In the event of termination of service for cause (as defined above) all rights granted to the director under the Plan not exercised by or vested in such director shall expire upon termination of service. Upon the termination of a director's service for reason of Disability, Change in Control or death, the director's Stock Options shall be exercisable as to all shares whether or not then exercisable, and the director's Stock Awards shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested in, such director at the date of termination, and options may be exercised for a period of one year following such termination. Upon the termination of a director's service for reason of Retirement, the director's Stock Options shall be exercisable as to all shares whether or not then exercisable, and the director's Stock Awards shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested in, such director at the date of termination, and options may be exercised for a period of five years following such termination. In no event shall the exercise period extend beyond the expiration of the Stock Option term.

                                 REVOCABLE PROXY

                           GREAT PEE DEE BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 15, 2003

         The undersigned hereby appoints the proxy committee of the Board of Directors of Great Pee Dee Bancorp, Inc. (the "Company"), with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders ("Meeting") to be held at the Matheson Memorial Library, 227 Huger Street, Cheraw, South Carolina, at 2:00 p.m., (South Carolina time) on Wednesday, October 15, 2003. The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                        FOR        VOTE WITHHELD
                                                        ---        -------------
1.   The election as directors of the nominees
     listed below (except as marked to the
     contrary below) for a three-year term:             /_/             /_/

     William R. Butler
     H. Malloy Evans, Jr.

     INSTRUCTION: To withhold your vote for any individual nominee, mark "Withheld" and write that nominee's name on space provided.

-------------------------------------------------

                                                 FOR       AGAINST       ABSTAIN
                                                 ---       -------       -------
2.   The approval of the Great Pee Dee
     Bancorp, Inc. 2003 Long-Term Incentive      /_/         /_/           /_/
     Stock Benefit Plan.

                                                 FOR       AGAINST       ABSTAIN
                                                 ---       -------       -------
3.   The ratification of the appointment of
     Dixon Odom PLLC as auditors for the         /_/         /_/           /_/
     fiscal year ending June 30, 2004.


The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy statement prior to a vote being taken on a particular proposal at the Meeting.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated September 16, 2003, and audited financial statements.

Dated: __________, 2003             /_/  Check Box if You Plan to Attend Meeting



-------------------------------         -----------------------------------
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


-------------------------------         -----------------------------------
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------